Exhibit 10.1

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of _______, 2021, by and among KASPIEN INC., a Washington corporation (f/k/a Etailz Inc.) (the “Borrower”), KASPIEN HOLDINGS INC., a New York corporation (f/k/a Trans World Entertainment Corporation) (the “Parent”), the Lenders party hereto, and ENCINA BUSINESS CREDIT, LLC, as agent for the Lenders (in such capacity, the “Agent”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as defined below.
RECITALS

WHEREAS, the Parent, the Borrower, the Lenders and Agent are parties to that certain credit facility provided by the Agent and the Lenders to the Borrower pursuant to that certain Loan and Security Agreement, dated as of February 20, 2020 (as amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Loan Agreement”);

WHEREAS the Parent and the Borrower have requested that the Agent and Lenders modify the Loan Agreement to increase the In-Transit Inventory Sublimit from $2,000,000 to $2,500,000, and the Agent and the Lenders are willing to provide the proposed modification, subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower, the Agent, and the Lenders from a continuing relationship under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent, the Borrower, the Agent and the Lenders hereby agree as follows:

1.
Amendment to Loan Agreement.  The Loan Agreement is hereby amended by deleting the number “$2,000,000” from Section 1(d) of Annex I thereto (being the In-Transit Inventory Sublimit) and substituting in its stead the number “$2,500,000”.

2.
Representations and Warranties.  Each of the Parent and the Borrower hereby represents and warrants that, after giving effect to this Amendment (including, without limitation, the joinder of the Parent to the Loan Agreement): (i) no Default or Event of Default exists under the Loan Agreement or any other Loan Document, (ii) each of the Parent and the Borrower has the full power and authority to execute, deliver, and perform its respective obligations under, the Loan Agreement and the other Loan Documents, as amended by this Amendment and the amendments to the other Loan Documents, and (iii) the representations and warranties contained or referred to in Section 7 of the Loan Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this Amendment (or, to the extent any such representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date).

3.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent (or waived by Agent):

a.	The Agent shall have received counterparts of this Amendment duly executed by the Parent, the Borrower, the Agent and the Lenders.

b.	All action on the part of the Parent and the Borrower necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

c.	The Agent shall have received a supplement to Section 1(d) of the Perfection Certificate, which shall be in form and substance reasonably satisfactory to the Agent.

d.
The Borrower shall have paid all reasonable costs and expenses (including, without limitation, the reasonable costs and expenses of Agent’s counsel) incurred by Agent in connection with the preparation of this Amendment.

4.
Release.  In consideration of the agreements of the Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Borrower and each Loan Party Obligor hereby releases and forever discharges the Agent and each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, directly arising out of, connected with or related to the Loan Agreement (as amended hereby) or any other Loan Document, or any act, event or transaction related or attendant thereto, other than Claims arising out of fraud or willful misconduct, arising prior to or on the date hereof, including, but not limited to, any Claims involving the extension of credit under the Loan Agreement or the other Loan Documents, as each may be amended, the Obligations incurred by the Parent, the Borrower or any Loan Party Obligor or any other transactions evidenced by or related to the Loan Agreement or any of the other Loan Documents

5.	Miscellaneous.

a.
This Amendment shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.  Further, the law of the State of New York shall apply to all disputes or controversies arising out of or connected to or with this Amendment without regard to conflict of law principles. All parts of the Loan Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, unless expressly indicated otherwise, all references to the Loan Agreement in that document, or in any related document, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

b.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the Borrower, the Parent, the Agent and the Lenders, in accordance with the Loan Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

BORROWER:

KASPIEN INC. (f/k/a Etailz Inc.)

By:
Name:
Title:

PARENT:

KASPIEN HOLDINGS INC. (f/k/a Trans World Entertainment Corporation)

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Loan and Security Agreement]

AGENT:

ENCINA BUSINESS CREDIT, LLC

By:
Name:
Title:

LENDER:

ENCINA BUSINESS CREDIT SPV, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Loan and Security Agreement]